SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

                  Date of Report (Date of earliest event reported)       March 26, 2002

ANCHOR GLASS CONTAINER CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23359	59-3417812

(Commission File Number)	(I.R.S. Employer Identification No.)

One Anchor Plaza, 4343 Anchor Plaza Parkway, Tampa, Florida 33634-7513
(Address of Principal Executive Offices) (Zip Code)

(813) 884-0000
(Registrant’s Telephone Number, Including Area Code)

Item 7.         Financial Statements, Pro Forma Financial
                      Information and Exhibits.

(a)	Financial Statement of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Exhibits.

The following exhibit is filed herewith:

99.1 Presentation Materials

Item 9.         Regulation FD Disclosure

         The management of Anchor Glass Container Corporation (“Anchor”) intends to provide certain of its bondholders with the information furnished herewith as Exhibit 99.1 regarding Anchor’s plan of reorganization and outlook for Anchor’s business.

         The information included in this report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934 or otherwise, subject to the liabilities of that section. This report will not be deemed to be an admission as to the materiality of any of the information in the report that is required to be disclosed solely by Regulation FD.

SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANCHOR GLASS CONTAINER CORPORATION

/s/ Lawrence M. Murray

Lawrence M. Murray

Senior Vice President, Finance

Date: March 26, 2002

Exhibit Index

Exhibit Number	Document

99.1	Presentation Materials